SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                        ------------------
                     SCHEDULE 14A INFORMATION
                        ------------------

         Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
     [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[XX] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      UTOPIA MARKETING, INC.
         (Name of Registrant as Specified in its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                     Utopia Marketing, Inc.
                 312 Clematis Street, Suite 500
                 West Palm Beach, Florida 33401
                         (561) 835-9998




                                     August 28, 1999


To Our Shareholders:

   On behalf of the Board of Directors of Utopia Marketing, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 312 Clematis Street, Suite 500, West Palm Beach, Florida 33401, on Tuesday, September 28, 1999, at 10:30 a.m. local time.
A Notice of the Annual Meeting, form of proxy, and a Proxy Statement containing information about the matters to be acted upon at the Annual Meeting are enclosed.

   We urge you to attend the Annual Meeting. It is an excellent opportunity for the Company's management to discuss the Company's progress with you in person.

   Whether in person or by proxy, it is important that your shares be represented at the Annual Meeting. To ensure your participation in the Annual Meeting, regardless of whether you intend to attend in person, please complete, sign, date and return the enclosed proxy promptly. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, even if you have previously returned your form of proxy, by following the procedures set forth in the Proxy Statement.

   We look forward to seeing you on September 28.

                                        Yours truly,


                                        /s/ Samuel L. Edelman
                                        Samuel L. Edelman
                                        President and
                                        Chief Executive Officer

                     Utopia Marketing, Inc.
                 312 Clematis Street, Suite 500
                 West Palm Beach, Florida 33401

                       _________________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

           To be held on Tuesday, September 28, 1999
                       __________________

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Utopia Marketing, Inc. (the "Company") will be held at 312 Clematis Street, Suite 500, West Palm Beach, Florida 33401, on Tuesday, September 28, 1999, at 10:30 a.m., for the following purposes:

     1. To elect six directors of the Company to serve until the 2000 Annual Meeting of Shareholders;

     2.   To approve the Utopia Marketing, Inc. 1999 Long-Term
          Incentive Plan;

     3. To ratify the appointment of Rachlin, Cohen & Holtz LLP as the Company's independent certified public accountants for the fiscal year ending January 1, 2000; and

     4. To transact such other business as may properly come before the Meeting or any adjournment or postponements thereof.

   The Board of Directors has fixed the close of business on August 20, 1999, as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN
PERSON.  THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE
RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY
NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY, AND
VOTE THEIR SHARES IN PERSON.

                                     BY ORDER OF THE BOARD OF DIRECTORS,

                                     /s/ Samuel L. Edelman
                                     SAMUEL L. EDELMAN
                                     President and Chief Executive Officer

West Palm Beach, Florida
August 28, 1999

                     Utopia Marketing, Inc.
                 312 Clematis Street, Suite 500
                 West Palm Beach, Florida 33401

                 ANNUAL MEETING OF SHAREHOLDERS
                TO BE HELD ON SEPTEMBER 28, 1999

                        ________________

                        PROXY STATEMENT

                        ________________

            TIME, DATE, AND PLACE OF ANNUAL MEETING

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Utopia Marketing, Inc. (the "Company") of proxies from the holders of the Company's Common Stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at 10:30 a.m. on Tuesday, September 28, 1999, at 312 Clematis Street, Suite 500, West Palm Beach, Florida 33401, and at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

    The approximate date this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is August 28, 1999. Shareholders should review the information provided in this Proxy Statement in conjunction with the Company's Annual Report to Shareholders, which accompanies this Proxy Statement. The Company's principal executive offices are located at 312 Clematis Street, Suite 500, West Palm Beach, Florida 33401, and its telephone number is (561) 835-9998.

                  INFORMATION CONCERNING PROXY

   The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

   The cost of preparing, assembling, and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the enclosed proxy will be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                 PURPOSES OF THE ANNUAL MEETING

   At the Annual Meeting, the Company's shareholders will consider and act upon the following matters:

       1. To elect six directors of the Company to serve until the 2000 Annual Meeting of Shareholders;

       2.   To approve the Utopia Marketing, Inc. 1999 Long-Term
            Incentive Plan;

       3. To ratify the appointment of Rachlin, Cohen & Holtz LLP as the Company's independent certified public accountants for the fiscal year ending January 1, 2000; and

       4. To transact such other business as may properly come before the Meeting or any adjournment or postponements thereof.

   Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominees for director named below, (b) in favor of the Utopia Marketing, Inc. 1999 Long-Term Incentive Plan and (c) in favor of the appointment of Rachlin, Cohen & Holtz LLP as the Company's independent certified public accountants. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

        OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

   The Board of Directors has set the close of business on August 20, 1999, as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 14,266,367 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting.

   The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative votes of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be required to approve the Utopia Marketing, Inc. 1999 Long-Term Incentive Plan and to ratify the appointment of Rachlin, Cohen & Holtz LLP as the Company's independent certified public accountants for the year ending January 1, 2000, and any other matter that may be submitted to a vote of the shareholders. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Meeting before adjournment is taken.

   Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

   A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares that are not represented at the Annual Meeting, either in person or by proxy, will not be considered to have cast votes on any matters addressed at the Annual Meeting.

              SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

   The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of August 20, 1999, by: (i) each person known to the Company to beneficially own more than 5% of the Common Stock; (ii) each executive officer and director of the Company; and (iii) all directors and executive officers of the Company as a group. The calculation of the Percentage of Outstanding Shares is based on 14,266,367 shares outstanding on August 20, 1999. Except as otherwise indicated, each shareholder named has sole voting and investment power with respect to such shareholder's shares.




                                                Amount of Beneficial Ownership
                                                       of Common Stock
Name of Beneficial Owner                   Beneficially Owned         Outstanding
------------------------                   ------------------         -----------
Samuel L. Edelman (1)  . . . . . . . . . .     5,519,482                   38.7%
Louise B. Edelman (2). . . . . . . . . . .     5,519,482                   38.7%
Joel Solomon . . . . . . . . . . . . . . .       710,000                    4.9%
Bruce Oberfest . . . . . . . . . . . . . .             0                     *
Stuart Kreisler. . . . . . . . . . . . . .     1,165,500                    8.2%
Robert Wildrick. . . . . . . . . . . . . .             0                     *
Joe Wascura. . . . . . . . . . . . . . . .             0                     *
All Executive Officers and Directors
as a group (6 persons) . . . . . . . . . .     7,394,982                   51.8%

5% Shareholder:
Lane International Trading, Inc. . . . . .     1,358,608                    9.5%
31284 San Antonio Street
Hayward, CA 94544
Braha Industries, Inc. . . . . . . . . . .     1,339,260                    9.4%
1 East 33rd Street
New York, NY 10016
___________________________
* Less than 1%.


(1) Includes 2,538,250 shares owned by Louise B. Edelman over which Mr. Edelman shares control, and 400,160 shares owned by Mr. Edelman's relatives with respect to which he does not admit beneficial ownership.
(2) Includes 2,521,072 shares owned by Samuel L. Edelman over which Ms. Edelman shares control, and 400,160 shares owned by Ms. Edelman's relatives with respect to which she does not admit beneficial ownership.


                          PROPOSAL 1:

                     ELECTION OF DIRECTORS

   At the Annual Meeting, six directors are to be elected to hold office until the 2000 Annual Meeting of Shareholders and until their successors have been elected and qualified. The six nominees for election as directors are Samuel L. Edelman, Louise B. Edelman, Joel Solomon, Bruce Oberfest, Robert Wildrick and Stuart Kreisler. Each nominee is currently a member of the Board of Directors. Information concerning each of the nominees is set forth below. The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, votes will be cast for a substitute nominee designated by the Board of Directors, which has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Recommendation

   The Board of Directors recommends a vote "FOR" each of the nominees as directors to serve until the Company's 2000 Annual
Meeting of Shareholders and until their respective successors are duly elected and qualified.

Directors                    Age       Position With The Company
---------                    ---       -------------------------
Samuel L. Edelman            47        Chairman of the Board,
                                       President and Chief
                                       Executive Officer (1)
Louise B. Edelman            46        Executive Vice President of
                                       Corporate Development,
                                       Secretary and Director
Joel Solomon                 53        Chief Operating Officer and
                                       Director
Bruce Oberfest               52        Director (1)(2)
Robert Wildrick              55        Director (1)(2)
Stuart Kreisler              53        Director (2)
___________________

(1)  Member of the Compensation and Stock Option Committee
(2)  Member of the Audit Committee

   Samuel L. Edelman, a co-founder of the Company, has since the Company's inception served as the Chairman of the Board, President and Chief Executive Officer of the Company. From April 1983 to July 1987, Mr. Edelman served as the President of the Esprit Footwear Division of Esprit De Corps, an apparel and footwear company ("Esprit"). Prior to April 1983, Mr. Edelman occupied various executive positions, including Executive Vice-President of Kenneth Cole Productions, a footwear company.

   Louise B. Edelman, a co-founder of the Company, has served as a director of the Company since its founding. She served as Senior
Vice President   Image from the Company's founding until the second
quarter of 1992.  Since that time, Ms. Edelman has served as
Executive Vice President   Corporate Development.  Prior to October
1987, Ms. Edelman held various positions, including National Sales

Manager for Esprit Kids Shoes, Director of Public Relations for
Calvin Klein, Ltd., a fashion company, and Senior Fashion Editor of Seventeen, Mademoiselle and Harper's Bazaar magazines.

   Joel Solomon has served as a director of the Company since March 20, 1998 and as acting Chief Operating Officer of the Company since February 1, 1999. During the past five years, Mr. Solomon was the President, a director and principal shareholder of San Francisco Shoe Works, Inc., an importer of lady's and children's footwear and accessories to the United States for Esprit Shoes & Accessories Far East, Ltd., of which he was a managing director.

   Bruce Oberfest has served as a director of the Company since
October 6, 1997. He has been a Certified Public Accountant and principal owner of the accounting and consulting firm of Bruce D.
Oberfest & Associates for more than the past five years.

   Robert Wildrick has served as a director of the Company since June 22, 1999. For more than five years prior to 1995, Mr. Wildrick served as Executive Vice President of Belk Stores, a national department store chain. From 1995 through 1998, Mr. Wildrick was the Chairman, President and Chief Executive Officer of Venture Stores, a national department store chain. Mr. Wildrick also serves as a director for Joseph Banks, Inc., a retail clothing store chain.

   Stuart Kreisler has served as a director of the Company since June 22, 1999. Prior to December 1996, Mr. Kreisler was a self-employed private investor. From December 1996 through February 1999, Mr. Kreisler served as the President and Chief Operating Officer of Moore's Retail Group, a men's retail and manufacturing company.


Other Executive Officers

Name                Age            Position With The Company
----                ---            -------------------------
Joe Wascura         51             Chief Financial Officer

   Joe Wascura has served as the Company's Chief Financial Officer since January 1, 1999. Prior to joining the Company, Mr. Wascura served as Chief Financial Officer and a director of A. Marinelli Shoes and Accessories from 1994 through 1998. Prior to 1994, Mr. Wascura served as the Chief Financial Officer of Unisa Holding Company.

     With the exception of Sam Edelman and Libby Edelman, who are married to each other, there is no family relationship among directors or executive officers of the Company.

     In January 1998, Venture Stores filed a petition under Chapter 11 of the federal bankruptcy laws. At the time of the Chapter 11 filing, Robert Wildrick was Chairman, President and Chief Executive Officer of Venture Stores.

          THE BOARD OF DIRECTORS AND BOARD COMMITTEES

   During the year ended January 2, 1999, the Board of Directors held three meetings. During such period, all directors attended at least 75% of the meetings of the Company's Board of Directors and committees of which they were a member. In addition to attending meetings, directors discharge their responsibilities through review of Company reports to directors and correspondence and telephone conferences with the Company's executive officers, key employees, and others regarding matters of interest to the Company.

     The Board of Directors has established two committees, a Compensation and Stock Option Committee (the "Compensation Committee") and an Audit Committee. The Compensation Committee will be responsible for administering the Company's Stock Option Plan (the "Option Plan") including, among other things, determining the amount, exercise price and vesting schedule of stock options awarded under the Option Plan. The Compensation Committee will also administer the Company's other compensation programs and perform such other duties as may from time to time be determined by the Board of Directors. The Compensation Committee is comprised of Mr. Edelman, Mr. Oberfest, and Mr. Wildrick.

     The Audit Committee is responsible for reviewing the scope and results of the annual audit of the Company's consolidated financial statements conducted by the Company's independent accountants, the scope of other services provided by the Company's independent accountants, proposed changes in the Company's financial and accounting standards and principles, and the Company's policies and procedures with respect to its internal accounting, auditing and financing controls. The Audit Committee also examines and considers other matters relating to the financial affairs and accounting methods of the Company, including recommendations regarding the selection and retention of the Company's independent auditors. The Audit Committee is comprised of Mr. Kreisler, Mr. Oberfest and Mr. Wildrick.

Compensation of Directors

   Each non-employee director of the Company is entitled to receive a fee of $10,000 per year and $500 for attendance at each meeting of the Board of Directors. In addition, each non-employee director is entitled to receive $500 for attendance at each meeting of a committee of the Board of Directors.

   Each non-employee director of the Company is entitled to receive options to purchase 5,000 shares of Common Stock upon their appointment to the Board of Directors and is entitled to receive an option to purchase 5,000 shares of Common Stock annually thereafter, so long as they continue to serve on the Board of Directors.

   All directors are reimbursed for out of pocket expenses incurred in connection with attending meetings of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's Common Stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

     Based solely upon a review of Forms 3, Forms 4, and Forms 5 during the year ended January 2, 1999, all directors, executive officers and greater-than-ten-percent beneficial owners have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act.

                     EXECUTIVE COMPENSATION

   The following table summarizes the compensation during the fiscal years ended January 2, 1999, January 3, 1998, and December
28, 1996, earned by the Company's Chief Executive Officer.



Summary Compensation Table

                    Annual Compensation                                               Long Term Compensation
                                                                                    Awards               Payouts

                                                              Other                     Securities                 All
                                                              Annual      Restricted    Underlying                 Other
Name &                              Annual                    Compen-     Stock         Options/      LTIP         Compen-
Principal Position        Year      Salary($)(1)   Bonus($)   sation($)   Award(s)($)   SARs(#)       Payouts($)   sation($)

Samuel L. Edelman        1998              0         -           -           -              -            -            -
President & CEO          1997              0         -           -           -              -            -            -
                         1996       $198,077         -           -           -              -            -            -


(1) Mr. Edelman did not receive a salary in connection with his efforts on behalf of the Company from 1996 through the first quarter of 1999. Mr. Edelman began accruing a salary of $150,000 as of February 1, 1999.

Stock Option Plan

     In September 1991, the Board of Directors approved the 1991 Stock Option Plan (the "1991 Plan"), which allows for the grant of incentive stock options (as defined in Section 422 of the Internal Revenue Code) to employees and nonstatutory stock options to both employees and outside Directors. An aggregate of 1,500,000 shares of Common Stock have been reserved for issuance under the 1991 Plan. The Company has issued 1,210,200 options under the 1991 Plan of which 580,200 have been exercised. Although the Company is authorized to grant up to 289,800 additional options under the 1991 Plan, the Board of Directors has determined that upon the approval of the 1999 Long-Term Incentive Plan, no additional options will be awarded under the 1991 Plan.

     Under the 1991 Plan, stock options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code are granted to employees at prices not less than the fair market value of the common stock on the date of grant. The 1991 Plan permits and the Company has granted, from time to time, non-statutory stock options at exercise prices less than the fair market value of the common stock on the date of grant. The 1991 Plan specifies that the Company's outside Directors are to receive a stock option grant of 5,000 shares on the date first elected to the Board and an additional 5,000 shares each year thereafter that they continue to serve as directors. Such options are granted at the fair market value of the common stock on the date of the grant, vested over four years, and are exercisable only while the outside Director remains a Director. The 1991 Plan also permits the Company to grant rights to purchase common stock at a price which is at least 50% of the fair market value of the common stock on the date of grant. The offer of a right must be accepted within six months of its grant by the execution of a restricted stock purchase agreement between the Company and the offeree and the payment of the purchase price of the shares.

Employment Agreements

     The Company has no employment agreements with any of its executive officers.

Compensation Committee Interlocks and Insider Participation

     Prior to June 22, 1999, at which time the Board of Directors established the Compensation Committee, Samuel Edelman, the Company's President and Chief Executive Officer, and Louise Edelman, the Company's Executive Vice-President, had responsibility for all decisions with respect to executive officer compensation. Beginning June 22, 1999, all decisions regarding compensation of the Company's executive officers were subject to the authority of the Compensation Committee. Mr. Edelman is a member of the Compensation Committee.

     Mr. Edelman did not receive any compensation between 1996 and January 31, 1999 in connection with his efforts on behalf of the Company. Following the sale in 1996 of the Company's brand names, trademarks, trade names and certain other intellectual property rights to Maxwell Shoe Company, Inc. ("Maxwell"), the Company ceased conducting any revenue generating business and was primarily involved in the investigation of new business opportunities. As a result, Mr. Edelman chose to forego any compensation until February 1, 1999 when the Company began to develop and commercialize a new line of footwear. On February 1, 1999, the Company began accruing an annual salary of $150,000 for the benefit of Mr. Edelman. The Company will pay Mr. Edelman's salary when determined to be appropriate by the Board of Directors.

                          PROPOSAL 2:
              APPROVE THE UTOPIA MARKETING, INC.
                 1999 LONG-TERM INCENTIVE PLAN

     The full text of the Utopia Marketing, Inc. 1999 Long-Term Incentive Plan (the "Incentive Plan") is attached to this Proxy Statement as Appendix A, and you are urged to refer to it for a complete description of the Incentive Plan. The summary of the principal features of the Incentive Plan, which follows, is qualified by reference to Appendix A.

     The Incentive Plan provides for awards ("Awards") consisting of grants of incentive stock options, nonstatutory stock options, formula stock options, stock appreciation rights, restricted stock, dividend equivalents, cash and performance awards to employees, non-employee directors, and other persons who perform services for the Company. Although the Incentive Plan authorizes all such Awards, the Company anticipates granting Awards consisting of primarily incentive, non-qualified and formula stock options.

     The Incentive Plan will be administered by the Company's Compensation and Stock Option Committee (the "Compensation Committee"). The Compensation Committee is authorized to select the individuals to whom Awards will be granted, determine the type, size and terms and conditions of Awards, construe and interpret the Incentive Plan, and provide for the acceleration of the date or dates on which an option becomes exercisable. The Compensation Committee is authorized to delegate the Incentive Plan administration responsibilities to one or more employees of the Company.

     The maximum number of shares of Common Stock that may be made the subject of Awards granted under the Incentive Plan is 1,500,000. In the event of any change in capitalization of the Company, however, the Compensation Committee shall adjust the maximum number and class of shares which are subject to outstanding Awards and the purchase price therefor. In addition, if any Award expires or terminates without having been exercised, the shares of Common Stock subject to the Award again become available for grant under the Incentive Plan.

     The Compensation Committee may grant Awards to any employee, non-employee director, consultant, advisor, or independent contractor of the Company ("Optionee"). The Compensation Committee is authorized to grant to eligible persons options ("Options") to purchase a specified number of shares of Common Stock at a stated price per share. An Option may be intended to qualify as an incentive stock option ("ISO") pursuant to the Internal Revenue Code, or may be intended to be a nonqualified option ("NQO"). The term of an ISO cannot exceed 10 years, and the exercise price of any ISO must be equal to or greater than the fair market value of the shares of Common Stock on the date of the grant. Any ISO granted to a holder of 10% or more of the combined voting power of the capital stock of the Company must have an exercise price equal to or greater than 110% of the fair market value of the Common Stock on the date of grant and may not have a term exceeding five years from the grant date. The exercise price and the term of a NQO shall be determined by the Compensation Committee on the date that the NQO is granted.

     Options shall become exercisable in whole or in part by the Optionee on the date or dates specified by the Compensation Committee. The Compensation Committee may provide that an Option becomes exercisable in installments over a period of years or upon the attainment of stated goals. The Compensation Committee, in its sole discretion, may accelerate the date or dates on which an Option becomes exercisable.

     Each Option shall expire on such date or dates as the Compensation Committee shall determine at the time the Option is granted. Upon termination of an Optionee's employment with the Company (including by reason of the Optionee's death), each unexercised Option (whether or not then exercisable) shall terminate and be forfeited, except that any such Options which are then exercisable shall remain exercisable for such period after termination of the Optionee's employment as the Compensation Committee may have determined at the time the Option was granted. If an Optionee's employment with the Company is terminated for cause (as defined in the Incentive Plan), all of such person's Options shall immediately terminate.

     Payment for shares of Common Stock purchased upon exercise of an Option must be made in full at the time of purchase. Payment may be made in cash or in any other manner as may be authorized by the Compensation Committee. Each Option shall be evidenced by a written agreement containing such terms and conditions consistent with the Incentive Plan as shall be established by the Compensation Committee.

     The Incentive Plan provides for automatic grants of NQOs to non-employee directors ("Formula Options"). Each non-employee director will receive: (I) a Formula Option to purchase 5,000 shares of Common Stock upon his or her initial election and qualification as a member of the Board of Directors; and (ii) a Formula Option to purchase 5,000 shares of Common Stock upon each re-election and qualification as a member of the Board of Directors. The per share exercise price of the Formula Option is equal to 100% of the fair market value of the shares of Common Stock on the date of grant. Each Formula Option becomes exercisable with respect to 100% of the underlying shares on the first anniversary of the date of grant. If a non-employee director ceases to serve as a director of the Company, each Formula Option shall expire on such date or dates as the Compensation Committee shall determine at the time the Option is granted. Payment for shares of Common Stock purchased upon exercise of a Formula Option must be made in full at the time of purchase. Payment may be made in cash or in any other manner as may be authorized by the Compensation Committee. Each Formula Option shall be evidenced by a written agreement containing such terms and conditions consistent with the Incentive Plan as shall be established by the Compensation Committee.

Recommendation

     The Board of Directors recommends that the Company's shareholders vote "FOR" the approval of the Utopia Marketing, Inc. 1999 Long-Term Incentive Plan.

                           PROPOSAL 3:

 RATIFY THE APPOINTMENT OF THE COMPANY'S INDEPENDENT CERTIFIED
                       PUBLIC ACCOUNTANTS

   The firm of Michael, Adest & Blumenkrantz, certified public accountants, served as the Company's independent certified public accountants for the year ended January 2, 1999. Effective as of March 15, 1999, the Board of Directors determined that Michael, Adest & Blumenkrantz (the "Former Accountant") would not continue to serve as the Company's independent certified public accountants. Effective as of such date, the Board of Directors engaged Rachlin, Cohen & Holtz LLP to audit the Company's financial statements for the fiscal year ended January 2, 1999 and to serve as the Company's certified public accountants for the fiscal year ending January 1, 2000.

   The Former Accountant's report on the financial statements of the Company for the fiscal year ended January 3, 1998 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's fiscal year ended January 2, 1999, and during the period January 3, 1999 through March 15, 1999, there were no disagreements between the Company and the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the Former Accountant, would have caused the Former Accountant to refer to the subject matter of the disagreement in connection with the report. During the Company's fiscal year ended January 2, 1999, and during the period January 3, 1999 through March 15, 1999: (i) the Former Accountant did not advise the Company of the lack of internal controls necessary to develop reliable financial statements; (ii) the Former Accountant did not advise the Company that it could no longer rely on representations of the Company's management or that it was unwilling to be associated with the financial statements prepared by the Company's management; (iii) the Former Accountant did not advise the Company of the need to significantly expand the scope of its audit or of the existence of information that if further investigated could materially impact the fairness or reliability of audited reports or financial statements or cause the accountant to be unable to rely on management's representation; and
(iv) the Former Accountant did not advise the Company of information that, in the opinion of the Former Accountant, materially impacted the fairness or reliability of a previously issued audit report or underlying financial statement.

   The firm of Rachlin, Cohen & Holtz LLP has served as the Company's independent certified public accountants since March 15, 1999. Rachlin, Cohen & Holtz LLP has advised the Company that the firm does not have any direct or indirect financial interest in the Company, nor has such firm had any such interest in connection with the Company during the past year, other than in its capacity as the Company's independent certified public accountants. The Board of Directors has appointed Rachlin, Cohen & Holtz LLP as the Company's independent certified public accountants for the fiscal year ending January 1, 2000. Although the Board is not required to do so, it is submitting its selection of the Company's independent certified public accountants for ratification by the Shareholders at the Annual Meeting, in order to ascertain the views of its shareholders. The Board will not be bound by the vote of the shareholders; however, if the selection is not ratified, the Board will reconsider its selection. Representatives of Rachlin, Cohen
& Holtz LLP will be present at the Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Recommendation

   The Board of Directors recommends that the Company's shareholders vote "FOR" ratification of the appointment of Rachlin, Cohen & Holtz LLP as the Company's independent certified public accountants.

                         ANNUAL REPORT

   The Company's 1998 Annual Report to Shareholders, including financial statements for the year ended January 2, 1999, is being distributed to all shareholders of the Company together with this Proxy Statement, in satisfaction of the requirements of the Securities and Exchange Commission. Additional copies of such report are available free of charge upon request. To obtain such additional copies, please contact the Company's Controller, Vance Kistler, at (561) 835-9998.

                     SHAREHOLDER PROPOSALS

   Pursuant to Rule 14a-8 under the Exchange Act, shareholders of the Company may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the next annual meeting by submitting their proposals to the Company in a timely manner. Any shareholder of the Company who wishes to present a proposal for inclusion in the Proxy Statement for action at the 2000 Annual Meeting of Shareholders must comply with the Company's Bylaws and the rules and regulations of the Securities and Exchange Commission then in effect. Such proposal must have been mailed to the Company at its offices at 312 Clematis Street, Suite 500, West Palm Beach, Florida 33401, Attention: Secretary, and must be received by the Company before April 30, 1999.

                         OTHER MATTERS

   The Board of Directors is not aware of any other matters to come before the Meeting. If, however, any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment.

                           Appendix A

                     UTOPIA MARKETING, INC.
                 1999 LONG-TERM INCENTIVE PLAN
I.   PURPOSE

     The Utopia Marketing, Inc. 1999 Long-Term Incentive Plan is adopted effective September 1, 1999. The Plan is designed to attract, retain and motivate selected Key Employees and Key Non-Employees of the Company and its Affiliates, and reward them for making major contributions to the success of the Company and its Affiliates. These objectives are accomplished by making long-term incentive awards under the Plan that will offer Participants an opportunity to have a greater proprietary interest in, and closer identity with, the Company and its Affiliates and their financial success.

     The Awards may consist of:

     1.   Incentive Options;

     2.   Nonstatutory Options;

     3.   Formula Options;

     4.   Restricted Stock;

     5.   Rights;

     6.   Dividend Equivalents;

     7.   Performance Awards; or

     8.   Cash Awards.

or any combination of the foregoing, as the Committee may determine.

II.  DEFINITIONS

     A. "Affiliate" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that, for purposes of
Section 422 of the Code, is a parent or subsidiary of the Company, direct or indirect.

    B. "Award" means the grant to any Key Employee or Key Non-Employee of any form of Option, Restricted Stock, Right, Performance Award, or Cash Award, whether granted singly, in combination, or in tandem, and pursuant to such terms, conditions, and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

    C. "Award Agreement" means a written agreement entered into between the Company and a Participant under which an Award is granted and which sets forth the terms, conditions, and limitations applicable to the Award.

    D.   "Board" means the Board of Directors of the Company.

    D. "Cash Award" means an Award of cash, subject to the requirements of Article XIII and such other restrictions as the Committee deems appropriate or desirable.

    F. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

    G. "Committee" means the committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no committee is selected. If the Board delegates powers to a committee, and if the Company is or becomes subject to
Section 16 of the Exchange Act, then, if necessary for compliance therewith, such committee shall consist initially of not less than two (2) members of the Board, each member of which must be a "non-employee director", within the meaning of the applicable rules promulgated pursuant to the Exchange Act. If the Company is or becomes subject to Section 16 of the Exchange Act, no member of the Committee shall receive any Award pursuant to the Plan or any similar plan of the Company or any Affiliate while serving on the Committee, unless the Board determines that the grant of such an Award satisfies the then current Rule 16b-3 requirements under the Exchange Act. Notwithstanding anything herein to the contrary, and insofar as it is necessary in order for compensation recognized by Participants pursuant to the Plan to be fully deductible to the Company for federal income tax purposes, each member of the Committee also shall be an "outside director" (as defined in regulations or other guidance issued by the Internal Revenue
Service under Code Section 162(m)).

     H. "Common Stock" means the common stock, par value $.001, of the Company.

     I. "Company" means Utopia Marketing, Inc., a Florida corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed, or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     J. "Disability" or "Disabled" means a permanent and total disability as defined in Section 22(e)(3) of the Code.

     K. "Dividend Equivalent" means an Award subject to the requirements of Article XI.

     L. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.
References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

     M. "Fair Market Value" means, if the Shares are listed on any national securities exchange, the closing sales price, if any, on the largest such exchange on the valuation date, or, if none, on the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the closing sales price if such is reported, or otherwise the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the valuation date, or if none, on the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If the Shares are not then either listed on any such exchange or quoted in NASDAQ, or there has been no trade date within such thirty (30) day period, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation System for the valuation date, or, if none, for the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.

     N. "Formula Option" means a Nonstatutory Option granted automatically to a Non-Employee Board Member upon his or her initial election, and any subsequent re-election, as a Non-Employee Board Member.

     O. "Incentive Option" means an Option that, when granted, is intended to be an "incentive stock option", as defined in
Section 422 of the Code.

     P. "Key Employee" means an employee of the Company or of an Affiliate who is designated by the Committee as being eligible to be granted one or more Awards under the Plan.

     Q. "Key Non-Employee" means a Non-Employee Board Member, consultant, advisor or independent contractor of the Company or of an Affiliate who is designated by the Committee as being eligible to be granted one or more Awards under the Plan.

     R. "Non-Employee Board Member" means a director of the Company who is not an employee of the Company or any of its Affiliates.

     S. "Nonstatutory Option" means an Option that, when granted, is not intended to be an "incentive stock option", as defined in
Section 422 of the Code.

     T. "Option" means a right or option to purchase Common Stock, including Restricted Stock if the Committee so determines.

     U. "Participant" means a Key Employee or Key Non-Employee to whom one or more Awards are granted under the Plan.

     V. "Performance Award" means an Award subject to the requirements of Article XII, and such performance conditions as the Committee deems appropriate or desirable.

     W.  "Plan" means the Utopia Marketing, Inc. 1999 Long-Term
Incentive Plan, as amended from time to time.

     X. "Restricted Stock" means an Award made in Common Stock or denominated in units of Common Stock and delivered under the Plan, subject to the requirements of Article IX, such other restrictions as the Committee deems appropriate or desirable, and as awarded in accordance with the terms of the Plan.

     Y. "Right" means a stock appreciation right delivered under the Plan, subject to the requirements of Article X and as awarded in accordance with the terms of the Plan.

     Z. "Shares" means the following shares of the capital stock of the Company as to which Options or Restricted Stock have been or may be granted under the Plan and upon which Rights or units of Restricted Stock may be based : treasury or authorized but unissued Common Stock of the Company, or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article XIX of the Plan.

III. SHARES SUBJECT TO THE PLAN

     The aggregate number of Shares as to which Awards may be granted from time to time (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article XIX hereof) shall be 1,500,000.

     From time to time, the Committee and appropriate officers of the Company shall take whatever actions are necessary to file required documents with governmental authorities and stock exchanges so as to make Shares available for issuance pursuant to the Plan. Shares subject to Awards that are forfeited, terminated, expire unexercised, canceled by agreement of the Company and the Participant, settled in cash in lieu of Common Stock or in such manner that all or some of the Shares covered by such Awards are not issued to a Participant, or are exchanged for Awards that do not involve Common Stock, shall immediately become available for Awards. Awards payable in cash shall not reduce the number of Shares available for Awards under the Plan.

     Except as otherwise set forth herein, the aggregate number of Shares as to which Awards may be granted shall be subject to change only by means of an amendment of the Plan duly adopted by the Company and approved by the shareholders of the Company within one year before or after the date of the adoption of the amendment.

IV.  ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to an officer of the Company, such responsibility and authority as it determines. Subject to the provisions of the Plan, the Committee is authorized to:

     A. Interpret the provisions of the Plan and any Award or Award Agreement, and make all rules and determinations that it deems necessary or advisable to the administration of the Plan;

     B. Determine which employees of the Company or an Affiliate shall be designated as Key Employees and which of the Key Employees shall be granted Awards;

     C. Determine the Key Non-Employees to whom Awards, other than Incentive Options and Performance Awards for which Key Non-
Employees shall not be eligible, shall be granted;

     D. Determine whether an Option to be granted shall be an Incentive Option or Nonstatutory Option;

     E. Determine the number of Shares for which an Option or Restricted Stock shall be granted;

     F. Determine the number of Rights, the Cash Award or the Performance Award to be granted;

     G. Provide for the acceleration of the right to exercise any Award; and

     H. Specify the terms, conditions, and limitations upon which Awards may be granted;

provided, however, that with respect to Incentive Options, all such interpretations, rules, determinations, terms, and conditions shall be made and prescribed in the context of preserving the tax status of the Incentive Options as incentive stock options within the meaning of Section 422 of the Code.

     The Committee may delegate to one or more employees of the Company or its Affiliates any duty, responsibility or authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish except that only the Committee may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act. All determinations of the Committee shall be made by a majority of its members. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

     The Committee shall have the authority at any time to cancel
Awards for reasonable cause and to provide for the conditions and circumstances under which Awards shall be forfeited.

     Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants. No determination shall be subject to de novo review if challenged in court.

V.   ELIGIBILITY FOR PARTICIPATION

     Awards may be granted under this Plan only to Key Employees and Key Non-Employees of the Company or its Affiliates. The foregoing notwithstanding, each Participant receiving an Incentive Option must be a employee of the Company or of a corporation that is an Affiliate corporation at the time the Incentive Option is granted.

     The Committee may at any time and from time to time grant one or more Awards to one or more Key Employees or Key Non-Employees and may designate the number of Shares, if applicable, to be subject to each Award so granted, provided, however that no Incentive Option shall be granted after the expiration of ten (10) years from the earlier of the date of the adoption of the Plan by the Company or the approval of the Plan by the shareholders of the Company, and provided further, that the Fair Market Value of the Shares (determined at the time the Option is granted) as to which Incentive Options are exercisable for the first time by any Key Employee during any single calendar year (under the Plan and under any other incentive stock option plan of the Company or an

Affiliate) shall not exceed One Hundred Thousand Dollars
($100,000). To the extent that the Fair Market Value of such Shares exceeds One Hundred Thousand Dollars ($100,000), the Shares subject to Option in excess of One Hundred Thousand Dollars
($100,000) shall, without further action by the Committee, automatically be converted to Nonstatutory Options.

     Notwithstanding any of the foregoing provisions, the Committee may authorize the grant of an Award to a person not then in the employ of, or engaged by, the Company or of an Affiliate, conditioned upon such person becoming eligible to be granted an Award at or prior to the execution of the Award Agreement evidencing the actual grant of such Award.

VI.  AWARDS UNDER THIS PLAN

     As the Committee may determine, the following types of Awards may be granted under the Plan on a stand alone, combination, or tandem basis:

     A.   Incentive Option

     An Award in the form of an Option that shall comply with the requirements of Section 422 of the Code.

     B.   Nonstatutory Option

     An Award in the form of an Option that shall not be intended to comply with the requirements of Section 422 of the Code.

     C.   Formula Option

     An Award in the form of an Option granted to a Non-Employee
Board Member at the time of his or her initial election to the Board, or any subsequent re-election.

     D.   Restricted Stock

     An Award made to a Participant in Common Stock or denominated in units of Common Stock, subject to future service and such other restrictions and conditions as may be established by the Committee, and as set forth in the Award Agreement, including but not limited to continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other measurements of Company or Affiliate performance.

     E.   Stock Appreciation Right

     An Award in the form of a Right to receive the excess of the Fair Market Value of a Share on the date the Right is exercised over the Fair Market Value of a Share on the date the Right was granted.

     F.  Dividend Equivalents

     An Award in the form of and based upon the value of dividends of Shares.

     G.  Performance Awards

     An Award made to a Participant that is subject to performance conditions specified by the Committee, including but not limited to continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other measurements of Company or Affiliate performance.

     H.  Cash Awards

     An Award made to a Participant and denominated in cash, with the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee, and as set forth in the Award Agreement.

     Each Award under the Plan shall be evidenced by an Award Agreement. Delivery of an Award Agreement to each Participant shall constitute an agreement between the Company and the Participant as to the terms and conditions of the Award.

VII. TERM AND CONDITIONS OF INCENTIVE OPTIONS AND NONSTATUTORY
     OPTIONS

     Each Option shall be set forth in an Award Agreement, duly executed on behalf of the Company and by the Participant to whom such Option is granted. Except for the setting of the Option price under Paragraph A, no Option shall be granted and no purported grant of any Option shall be effective until such Award Agreement shall have been duly executed on behalf of the Company and by the Participant. Each such Award Agreement shall be subject to at least the following terms and conditions:

     A.  Option Price

     The purchase price of the Shares covered by each Option granted under the Plan shall be determined by the Committee. The Option price per share of the Shares covered by each Nonstatutory Option shall be at such amount as may be determined by the Committee in its sole discretion on the date of the grant of the Option. In the case of an Incentive Option, if the Participant owns directly or by reason of the applicable attribution rules ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company, the Option price per share of the Shares covered by each Incentive Option shall be not less than the Fair Market Value of the Shares on the date of the grant of the Incentive Option. In all other cases of incentive Options, the Option price shall be not less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

     B.  Number of Shares

     Each Option shall state the number of Shares to which it pertains.

     C.  Term of Option

     Each Incentive Option shall terminate not more than ten (10) years from the date of the grant thereof, or at such earlier time as the Award Agreement may provide, and shall be subject to earlier termination as herein provided, except that if the Option price is required under Paragraph A of this Article VII to be at least one hundred ten percent (110%) of Fair Market Value, each such Incentive Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided. The Committee shall determine the time at which a Nonstatutory Option shall terminate.

     D.  Date of Exercise

     Upon the authorization of the grant of an Option, or at any time thereafter, the Committee may, subject to the provisions of Paragraph C of this Article VII, prescribe the date or dates on which the Option becomes exercisable, and may provide that the Option become exercisable in installments over a period of years, or upon the attainment of stated goals. The Committee, in its discretion, shall have the power to accelerate the date or dates on which the Option becomes exercisable.


     E.  Medium of Payment

     The Option price shall be payable upon the exercise of the Option, as set forth in Paragraph A of this Article VII. It shall be payable in such form (permitted by Section 422 of the Code in the case of Incentive Options) as the Committee shall, either by rules promulgated pursuant to the provisions of Article IV of the Plan, or in the particular Award Agreement, provide.

      F.  Termination of Employment

          1. A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than death, Disability, or termination "for cause", as defined in subparagraph 2. below, may exercise any Option granted to such Participant, to the extent that the right to purchase Shares thereunder has become exercisable on the date of such termination, but only until the earlier of (i) the expiration of three (3) months after such date, or (ii) the expiration of the originally prescribed term of the Option. A Participant's employment shall not be deemed terminated by reason of a transfer to another employer that is the Company or an Affiliate, except that in the case of an Incentive Option such Affiliate must be a corporation.

          2. A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate "for cause" shall, upon such termination, cease to have any right to exercise any Option. For purposes of this Plan, cause shall mean (i) a

Participant's theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or of an Affiliate, a Participant's perpetration or attempted perpetration of fraud, or a Participant's participation in a fraud or attempted fraud, on the Company or an Affiliate or a Participant's unauthorized appropriation of, or a Participant's attempt to misappropriate, any tangible or intangible assets or property of the Company or an Affiliate; (ii) any act or acts of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by a Participant injurious to the interest, property, operations, business or reputation of the Company or an Affiliate; (iii) a Participant's commission of a felony or any other crime the commission of which results in injury to the Company or an Affiliate; or (iv) any violation of any restriction on the disclosure or use of confidential information of the Company or an Affiliate, or client, prospect, or merger or acquisition target, or on competition with the Company or an Affiliate or any of its businesses as then conducted. The determination of the Committee as to the existence of cause shall be conclusive and binding upon the Participant and the Company.

          3. A Participant who is absent from work with the Company or an Affiliate because of temporary disability (any disability other than a Disability), or who is on leave of absence, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his or her employment or relationship with the Company or with an Affiliate, except as the Committee may otherwise expressly provide or determine.

          4. Paragraph F.1. shall control and fix the rights of a Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than Disability, death, or termination "for cause", and who subsequently becomes Disabled or dies. Nothing in Paragraphs Q and H of this Article VII shall be applicable in any such case except that, in the event of such a subsequent Disability or death within the three (3) month period after the termination of employment or, if earlier, within the originally prescribed term of the Option, the Participant or the Participant's estate or personal representative may exercise the Option permitted by this Paragraph F within twelve (12) months after the date of Disability or death of such Participant, but in no event beyond the originally prescribed term of the Option.

     G.  Total and Permanent Disability

     A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant (i) to the extent that the right to purchase Shares thereunder has become exercisable on or before the date such Participant becomes Disabled as determined by the Committee, and (ii) if the Option becomes exercisable periodically, to the extent of any additional rights that would have become exercisable had the Participant not become so Disabled until after the close of business on the next periodic, exercise date.

     A Disabled Participant shall exercise such rights, if at all, only within a period of not more than twelve (12) months after the date that the Participant became Disabled as determined by the Committee (notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled) or, if earlier, within the originally prescribed term of the Option.

     H.  Death

     In the event that a Participant to whom an Option has been granted ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of such Participant's death, such Option, to the extent that the right is exercisable but not exercised on the date of death, may be exercised by the Participant's estate or personal representative within twelve (12) months after the date of death of such Participant or, if earlier, within the originally prescribed term of the Option, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant were alive and had continued to be an employee or Key Non-Employee of the Company or of an Affiliate.

     I.  Exercise of Option and Issuance of Stock

     Options shall be exercised by giving written notice to the Company. Such written notice shall: (i) be signed by the person exercising the Option; (ii) state the number of Shares with respect to which the Option is being exercised; (iii) contain the warranty required by paragraph M of this Article VII, if applicable; and
(iv) specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased. Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option. On the date specified in such written notice (which date may be extended by the Company in order to comply with any law or regulation that requires the Company to take any action with respect to the Option Shares prior to the issuance thereof), the Company shall accept payment for the Option Shares in cash, by bank or certified check, by wire transfer, or by such other means as may be approved by the Committee and shall deliver to the person or persons exercising the Option in exchange therefor an appropriate certificate or certificates for fully paid nonassessable Shares or undertake to deliver certificates within a reasonable period of time. In the event of any failure to take up and pay for the number of Shares specified in such written notice on the date set forth therein (or on the extended date as above provided), the right to exercise the Option shall terminate with respect to such number of Shares, but shall continue with respect to the remaining Shares covered by the Option and not yet acquired pursuant thereto.

     If approved in advance by the Committee, payment in full or in part also may be made (i) by delivering Shares already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee;
(iii) by authorizing the Company to retain Shares that otherwise would be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option price;
(iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with part 220, Chapter II, Title 12 of the Code of Federal Regulations, a so-called "cashless" exercise); or (v) by any combination of the foregoing.

     J.  Rights as a Shareholder

     No participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option except as to such Shares as have been registered in the Company's share register in the name of such Participant upon the due exercise of the Option and tender of the full Option price.

     K.  Assignability and Transferability of Option

     Unless otherwise permitted by the Code and by Rule 16b-3 of the Exchange Act, if applicable, and approved in advance by the Committee, an Option granted to a Participant shall not be transferable by the Participant and shall be exercisable, during the Participant's lifetime, only by such Participant or, in the event of the Participant's incapacity, his guardian or legal representative. Except as otherwise permitted herein, such Option shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process and any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Paragraph K, or the levy of any attachment or similar process upon an option or such rights, shall be null and void.

     L.  Other Provisions

     The Award Agreement for an Incentive Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option can be an "incentive stock option" within the meaning of Section 422 of the Code. Further, the Award Agreements authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable and which, in the case of Incentive Options, are not inconsistent with the requirements of Section 422 of the Code.

     M.  Purchase for Investment

     If Shares to be issued upon the particular exercise of an Option shall not have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled. The person who exercises such Option shall warrant to the Company that, at the time of such exercise, such person is acquiring his or her Option Shares for investment and not with a view to, or for or in connection with, the distribution of any such Shares, and shall make such other representations, warranties, acknowledgments, and affirmations, if any, as the Committee may require. In such event, the person acquiring such Shares shall be bound by the provisions of the following legend (or similar legend) which shall be endorsed upon the certificate(s) evidencing his or her Option Shares issued pursuant to such exercise.

              "The shares represented by this
          certificate have been acquired for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining any consent that the Company deem necessary under any applicable law (including without limitation state securities or "blue sky" laws).

VIII.     FORMULA OPTIONS

     A. Each Non-Employee Board Member shall be granted automatically a Formula Option to purchase 5,000 Shares upon his or her initial election and qualification as a Non-Employee Board
Member, and, thereafter, shall be granted automatically a Formula
Option to purchase 5,000 Shares upon each re-election and qualification as a Non-Employee Board Member.

     B.  The purchase price of the Shares subject to the Formula
Option shall be equal to one hundred percent (100%) of the Fair
Market Value as of the date of grant.

     C. The Shares subject to the Formula Option granted to a Non-Employee Board Members shall become exercisable cumulatively, in accordance with the following schedule:

                                           Percentage of
            Years Elapsed             Shares for Which Exercised
         Since Date of Grant          Option May Be Exercised
         -------------------          -----------------------
           Less than 1                         0%
           1 or more                         100%

The foregoing schedule notwithstanding, if a Non-Employee Board Member shall cease to be a director of the Company because of death or Disability, all Shares for which a Formula Option has been granted shall become immediately exercisable and shall be exercisable in accordance with Paragraphs G and H of Article VII. If a Non-Employee Board Member ceases to be a director of the Company for any reason other than death or Disability, his or her right to exercise the Formula Option, and the timing of such exercise, shall be governed by the applicable provisions of Paragraph F of Article VII.

Formula Options shall be evidenced by an Award Agreement which shall conform to the requirements of the Plan, and may contain such other provisions not inconsistent therewith, as the Committee shall deem advisable. The provisions of Article VII governing Nonstatutory Options, and the exercise and issuance thereof, shall apply to Formula Options to the extent such provisions are not inconsistent with this Article VIII.

IX.  TERMS AND CONDITIONS OF RESTRICTED STOCK

     A. The Committee may from time to time grant an Award in Shares of Common Stock or grant an Award denominated in units of Common Stock, for such consideration, if any, as the Committee deems appropriate (which amount may be less than the Fair Market Value of the Common Stock on the date of the Award), and subject to such restrictions and conditions and other terms as the Committee may determine at the time of the Award (including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other measurements of Company or Affiliate performance), and subject further to the general provisions of the Plan, the applicable
Award Agreement and the following specific rules.

     B. If Shares of Restricted Stock are awarded, such Shares cannot be assigned, sold, transferred, pledged, or hypothecated prior to the lapse of the restrictions applicable thereto, and, in no event, absent Committee approval, prior to six (6) months from the date of the Award. The Company shall issue, in the name of the Participant, stock certificates representing the total number of Shares of Restricted Stock awarded to the Participant, as soon as may be reasonably practicable after the grant of the Award, which certificates shall be held by the Secretary of the Company as provided in Paragraph G.

     C. Restricted Stock issued to a Participant under the Plan shall be governed by an Award Agreement that shall specify whether Shares of Common Stock are awarded to the Participant, or whether the Award shall be one not of Shares of Common Stock but one denominated in units of Common Stock, any consideration required thereto, and such other provisions as the Committee shall determine.

     D. Subject to the provisions of Paragraphs B and E hereof and the restrictions set forth in the related Award Agreement, the Participant receiving an Award of Shares of Restricted Stock shall thereupon be a shareholder with respect to all of the Shares represented by such certificate or certificates and shall have the rights of a shareholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions made with respect to such Shares. All Common Stock received by a Participant as the result of any dividend on the Shares of Restricted Stock, or as the result of any stock split, stock distribution, or combination of the Shares affecting Restricted Stock, shall be subject to the restrictions set forth in the related Award Agreement.

     E. Restricted Stock or units of Restricted Stock awarded to a Participant pursuant to the Plan will be forfeited, and any Shares of Restricted Stock or units of Restricted Stock sold to a Participant pursuant to the Plan may, at the Company's option, be resold to the Company for an amount equal to the price paid therefor, and in either case, such Restricted Stock or units of Restricted Stock shall revert to the Company, if the Company so determines in accordance with Article XIV or any other condition set forth in the Award Agreement, or, alternatively, if the Participant's employment with the Company or its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the expiration of the forfeiture or restriction provisions set forth in the Award Agreement.

     F. The Committee, in its discretion, shall have the power to accelerate the date on which the restrictions contained in the Award Agreement shall lapse with respect to any or all Restricted
Stock awarded under the Plan.

     G. The Secretary of the Company shall hold the certificate or certificates representing Share of Restricted Stock issued under the Plan, properly endorsed for transfer, on behalf of each Participant who holds such Shares, until such time as the Shares of Restricted Stock are forfeited, resold to the Company, or the restrictions lapse. Any Restricted Stock denominated in units of Common Stock, if not previously forfeited, shall be payable in accordance with Article XVI as soon as practicable after the restrictions lapse.

     H. The Committee may prescribe such other restrictions, conditions, and terms applicable to Restricted Stock issued to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or the Award Agreement, including, without limitation, terms providing for a lapse of the restrictions of this Article or any Award Agreement in installments.

X.   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

     If deemed by the Committee to be in the best interests of the Company, a Participant may be granted a Right. Each Right shall be granted subject to such restrictions and conditions and other terms as the Committee may specify in the Award Agreement at the time the

Right is granted, subject to the general provisions of the Plan, and the following specific rules.

     A. Rights may be granted, if at all, either singly, in combination with another Award, or in tandem with another Award. At the time of grant of a Right, the Committee shall specify the base price of Common Stock to be used in connection with the calculation described in Paragraph B below, provided that the base price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant, unless approved by the Board.

     B.  Upon exercise of a Right, which shall be not less than six
(6) months from the date of the grant, the Participant shall be entitled to receive in accordance with Article XVI, and as soon as practicable after exercise, the excess of the Fair Market
Value of one Share of Common Stock on the date of exercise over the base price specified in such Right, multiplied by the number of Shares of Common Stock then subject to the Right, or the portion thereof being exercised.

     C. Notwithstanding anything herein to the contrary, if the Award granted to a Participant allows him or her to elect to cancel all or any portion of an unexercised Option by exercising an additional or tandem Right, then the Option price per Share of Common Stock shall be used as the base price specified in Paragraph A to determine the value of the Right upon such exercise and, in the event of the exercise of such Right, the Company's obligation with respect to such Option or portion thereof shall be discharged by payment of the Right so exercised, In the event of such a cancellation, the number of Shares as to which such Option was canceled shall become available for use under the Plan, less the number of Shares, if any, received by the Participant upon such cancellation in accordance with
Article XVI.

     D. A Right may be exercised only by the Participant (or, if applicable under Article XV, by a legatee or legatees of such Right, or by the Participant's executors, personal representatives or distributees).

XI.  TERMS AND CONDITIONS OF DIVIDEND EQUIVALENTS

     A Participant may be granted an Award in the form of Dividend Equivalents. Such an Award shall entitle the Participant to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

XII. TERMS AND CONDITIONS OF PERFORMANCE AWARDS

     A. A Participant may be granted an Award that is subject to performance conditions specified by the Committee. The Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions (including, but not Limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other measurements of Company or Affiliate performance), and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as otherwise limited under Paragraphs C and D, below, in the case of a Performance Award intended to qualify under Code Section 162(m).

     B. Any Performance Award will be forfeited if the Company so determines in accordance with Article XV or any other condition set forth in the Award Agreement, or, alternatively, if the Participant's employment with the Company or its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the expiration of the time period over which the performance conditions are to be measured.

     C. If the Committee determines that a Performance Award to be granted to a Key Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Paragraph C.

         1. Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this Paragraph C. Performance goals shall be objective and shall otherwise meet the requirements of Code
Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the performance goals being "substantially uncertain". The Committee may determine that more than one performance goal must be achieved as a condition to settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

         2. Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Affiliates or business units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards:
(a) total shareholder return; (b) such total shareholder return as compared to the total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 or the Nasdaq-U.S. Index; (c) net income;
(d) pre-tax earnings; (e) EBITDA; (f) pre-tax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (g) operating margin;
(h) earnings per share; (i) return on equity; (j) return on capital; (k) return on investment; (l) operating income, excluding the effect of charges for acquired in-process technology and before payment of executive bonuses; (m) earnings per share, excluding the effect of charges for acquired in-process technology and before payment of executive bonuses;
(n) working capital; (o) sales; and (p) total revenues. The foregoing business criteria also may be used in establishing performance goals for Cash Awards granted under Article XII hereof.

     D. Achievement of performance goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Committee. Performance goals shall be established on or before the dates that are required or permitted for "performance-based compensation" under Code Section 162(m).

     E. Settlement of Performance Awards may be in cash or Shares, or other property, in the discretion of the Committee. The
Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award that is subject to Code Section 162(m).

XIII.     TERMS AND CONDITIONS OF CASH AWARDS

     A. The Committee may from time to time authorize the award of cash payments under the Plan to Participants, subject to such restrictions and conditions and other terms as the Committee may determine at the time of authorization (including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attaining growth rates, and other measurements of Company or Affiliate performance), and subject to the general provisions of the Plan, the applicable Award
Agreement, and the following specific rules.

     B. Any Cash Award will be forfeited if Company so determines in accordance with Article XIII or any other condition set forth in the Award Agreement, or, alternatively, if the Participant's employment or engagement with the Company or its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the attainment of any goals set forth in the Award
Agreement or prior to the expiration of the forfeiture or restriction provisions set forth in the Award Agreement, whichever is applicable.

     C. The Committee, in its discretion, shall have the power to change the date on which the restrictions contained in the Award
Agreement shall lapse, or the date on which goals are to be measured, with respect to any Cash Award.

     D. Any Cash Award, if not previously forfeited, shall be payable in accordance with Article XVI as soon as practicable after the restrictions lapse or the goals are attained.

     E. The Committee may prescribe such other restrictions, conditions, and terms applicable to the Cash Awards issued to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or the Award Agreement, including, without limitation, terms providing for a lapse of the restrictions, or a measurement of the goals, in installments.

XIV. TERMINATION OF EMPLOYMENT

     Except as may otherwise be (i) provided in Article VII for Options, (ii) provided for under the Award Agreement, or
(iii) permitted pursuant to Paragraphs A through C of this
Article XIV (subject to the limitations under the Code for Incentive Options), if the employment of a Participant terminates, all unexpired, unpaid, unexercised, or deferred Awards shall be canceled immediately.

     A. Retirement Under a Company or Affiliate Retirement Plan. When a Participant's employment terminates as a result of retirement as defined under a Company or Affiliate retirement plan, the Committee may permit Awards to continue in effect beyond the date of retirement in accordance with the applicable Award Agreement, and/or the exercisability and vesting of any Award may be accelerated.

     B. Resignation In the Best Interests of the Company or an Affiliate. When a Participant resigns from the Company or an Affiliate and, in the judgment of the chief executive officer or other senior officer designated by the Committee, the acceleration and/or continuation of outstanding Awards would be in the best interests of the Company, the Committee may
(i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Awards granted prior to such termination and (ii) permit the exercise, vesting, and payment of such Awards for such period as may be set forth in the applicable Award Agreement, subject to earlier cancellation pursuant to
Article XV or at such time as the Committee shall deem the continuation of all or any part of the Participants Awards are not in the Company's or its Affiliate's best interests.

     C.  Death or Disability of a Participant.

         1. In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) the expiration date specified in Paragraph H of Article VII, within which to receive or exercise any outstanding Awards held by the Participant under such terms as may be specified in the applicable Award Agreement. Rights to any such outstanding Awards shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; (b) to a legal representative of the Participant; or (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Awards so passing shall be made at such times and in such manner as if the Participant were living.

         2. In the event a Participant is determined by the Company to be Disabled, and subject to the limitations of Paragraph G of
Article VII, Awards may be paid to, or exercised by, the Participant, if legally competent, or by a legally designated guardian or other representative if the Participant is legally incompetent by virtue of such Disability.

         3. After the death or Disability of a Participant, the Committee may in its sole discretion at any time (i) terminate restrictions in Award Agreements; (ii) accelerate any or all installments and rights; and/or (iii) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards ultimately might have become payable to other beneficiaries.

V.   CANCELLATION AND RESCISSION OF AWARDS

     Unless the Award Agreement specifies otherwise, the Committee may cancel any unexpired, unpaid, unexercised, or deferred Awards at any time if the Participant is not in compliance with the applicable provisions of the Award Agreement, the Plan, or with the following conditions:

     A. A Participant shall not breach any protective agreement entered into between him or her and the Company or any Affiliates, or render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For a Participant whose employment has terminated, the judgment of the chief executive officer shall be based on terms of the protective agreement, if applicable, or on the Participant's position and responsibilities while employed by the Company or its Affiliates, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current, and potential competition or conflict between the Company and the other organization or business, the effect of the Participants assuming the post employment position on the Company's or its Affiliates customers, suppliers, investors, and competitors, and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant may, however, purchase as an investment or otherwise, stock or other securities of any organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than one percent (1%) equity interest in the organization or business.

     B. A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company or its Affiliates, or use in other than the Company's or Affiliate's business, any confidential information or materials relating to the business of the Company or its Affiliates, acquired by the Participant either during or after employment or engagement with the Company or its Affiliates.

     C. A Participant shall disclose promptly and assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment with the Company or an Affiliate, relating in any manner to the actual or anticipated business, research, or development work of the Company or its Affiliates, and shall do anything reasonably necessary to enable the Company or its Affiliates to secure a patent, trademark, copyright, or other protectable interest where appropriate in the United States and in foreign countries.

     D. Upon exercise, payment, or delivery pursuant to an Award, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan, including the provisions of Paragraphs A, B and C of this
Article XV. Failure to comply with the provisions of Paragraphs A, B or C of this Article XV prior to, or during the one (1) year period after, any exercise, payment, or delivery pursuant to an Award shall cause such exercise, payment, or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two (2) years after such exercise, payment, or delivery. Within ten (10) days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment, or delivery pursuant to the Award. Such payment shall be made either in cash or by returning to the Company the number of Shares of Common Stock that the Participant received in connection with the rescinded exercise, payment, or delivery.

XVI. PAYMENT OF RESTRICTED STOCK, RIGHTS, PERFORMANCE AWARDS AND
     CASH AWARDS

     Payment of Restricted Stock, Rights, Performance Awards and Cash Awards may be made, as the Committee shall specify, in the form of cash, Shares of Common Stock, or combinations thereof; provided, however, that a fractional Share of Common Stock shall be paid in cash equal to the Fair Market Value of the fractional Share of Common Stock at the time of payment

XVII.     WITHHOLDING

     Except as otherwise provided by the Committee,

     A. The Company shall have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan; and

     B. In the case of payments of Awards, or upon any other taxable event hereunder, a Participant may elect, subject to the approval in advance by the Committee, to satisfy the withholding requirement, if any, in whole or in part, by having the Company withhold Shares of Common Stock that would otherwise be transferred to the Participant having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax that could be imposed on the transaction. All elections shall be made in writing and signed by the Participant.

XVIII.    SAVINGS CLAUSE; COMPLIANCE WITH LAW

     This Plan is intended to comply in all respects with applicable law and regulations, including, (1) with respect to those Participants who are officers or directors for purposes of
Section 16 of the Exchange Act, Rule 16b-3 of the Securities and Exchange Commission, if applicable, and (ii) with respect to executive officers, Code Section 162(m). In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Rule 16b-3 and Code Section 162(m)), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Rule 16b-3 and Code
Section 162(m)) so as to foster the intent of this Plan. Notwithstanding anything herein to the contrary, with respect to Participants who are officers and directors for purposes of
Section 16 of the Exchange Act, if applicable; and if required to comply with rules promulgated thereunder, no grant of, or Option to purchase, Shares shall permit unrestricted ownership of Shares by the Participant for at least six (6) months from the, date of grant or Option, unless the Board determines that the grant of, or Option to purchase, Shares otherwise satisfies the then current Rule 16b-3 requirements.

     The Committee may grant Awards and the Company may deliver Shares under the Plan only in compliance with all applicable federal and state laws and regulations and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been filed with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. The Company is not required to file such a registration statement or to assure the availability of such exemptions.

XIX. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE
     TRANSACTIONS

     In the event that the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, spin-off, reclassification, change in par value, stock split, combination of shares or dividends payable in capital stock, or the like, appropriate adjustments to prevent dilution or enlargement of the Awards granted to, or available for, Participants shall be made in the manner and kind of Shares for the purchase of which Awards may be granted under the Plan, and, in addition, appropriate adjustment shall be made in the number and kind of Shares and in the Option price per share subject to outstanding Options. The foregoing notwithstanding, no such adjustment shall be made in an Incentive Option which shall, within the meaning of Section 424 of the Code, constitute such a modification, extension, or renewal of an Option as to cause it to be considered as the grant of a new Option.

     Notwithstanding anything herein to the contrary, the Company may, in its sole discretion, accelerate the timing of the exercise provisions of any Award in the event of a tender offer for the Company's Shares, the adoption of a plan of merger or consolidation under which a majority of the Shares of the Company would be eliminated, or a sale of all or any portion of the Company's assets or capital stock. Alternatively, the Company may, in its sole discretion, cancel any or all Awards upon any of the foregoing events and provide for the payment to Participants in cash of an amount equal to the value or appreciated value, whichever is applicable, of the Award, as determined in good faith by the Committee, at the close of business on the date of such event. The preceding two sentences of this Article XX notwithstanding, the Company shall be required to accelerate the timing of the exercise provisions of any Award if (i) any such business combination is to be accounted for as a pooling-of-interests under APB Opinion 16 and
(ii) the timing of such acceleration does not prevent such pooling-of-interests treatment.

     Upon a business combination by the Company or any of its Affiliates with any corporation or other entity through the adoption of a plan of merger or consolidation or a share exchange or through the purchase of all or substantially all of the capital stock or assets of such other corporation or entity, the Board or the Committee may, in its sole discretion, grant Options pursuant hereto to all or any persons who, on the effective date of such transaction, hold outstanding options to purchase securities of such other corporation or entity and who, on and after the effective date of such transaction, will become employees or directors of, or consultants or advisors to, the Company or its Affiliates. The number of Shares subject to such substitute Options shall be determined in accordance with the terms of the transaction by which the business combination is effected. Notwithstanding the other provisions of this Plan, the other terms of such substitute Options shall be substantially the same as or economically equivalent to the terms of the options for which such Options are substituted, all as determined by the Board or by the

Committee, as the case may be.  Upon the grant of substitute
Options pursuant hereto, the options to purchase securities of such other corporation or entity for which such Options are substituted shall be canceled immediately.

XX.  DISSOLUTION OR LIQUIDATION OF THE COMPANY

     Upon the dissolution or liquidation of the Company other than in connection with a transaction to which Article XX is applicable, all Awards granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant under the applicable Award have not otherwise terminated and expired, the Participant may, if the Committee, in its sole discretion so permits, have the right immediately prior to such dissolution or liquidation to exercise any Award granted hereunder to the extent that the right thereunder has become exercisable as of the date immediately prior to such dissolution or liquidation.

XXI. TERMINATION OF THE PLAN

     The Plan shall terminate ten (10) years from the earlier of the date of its adoption by the Board or the date of its approval by the shareholders. The Plan may be terminated at an earlier date by vote of the shareholders or the Board; provided, however, that any such earlier termination shall not affect any Award Agreements executed prior to the effective date of such termination. Notwithstanding anything in this Plan to the contrary, any Options granted prior to the effective date of the Plan's termination may be exercised until the earlier of (i) the date set forth in the Award Agreement, or (ii) in the case of an Incentive Option, ten
(10) years from the date the Option is granted; and the provisions of the Plan with respect to the full and final authority of the Committee under the Plan shall continue to control.

XXII.     AMENDMENT OF THE PLAN

     The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment shall be subject to the approval of the shareholders of the Company at or before the next annual meeting of the shareholders of the Company if such shareholder approval is required by the Code, any federal or state law or regulation, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, determines to submit such changes to the Plan to its shareholders for approval.

XXIII.    EMPLOYMENT RELATIONSHIP

     Nothing herein contained shall be deemed to prevent the Company or an Affiliate from. terminating the employment of a Participant, nor to prevent a Participant from terminating the Participant's employment with the Company or an Affiliate.

XXIV.     INDEMNIFICATION OF COMMITTEE

     In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as directors or members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the director or Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a director or Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

XXV. UNFUNDED PLAN

     Insofar as it provides for payments in cash in accordance with
Article XVI, or otherwise, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board, or the Committee be deemed to be a trustee of any cash, Common Stock, or rights thereto to be granted under the Plan. Any liability of the Company to any Participant with respect to a grant of cash, Common Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

XXVI.     MITIGATION OF EXCISE TAX

     If any payment or right accruing to a Participant under this Plan (without the application of this Article XXVI), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate, would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Company. The

Participant shall cooperate in good faith with the Company in making such determination and providing any necessary information for this purpose.

XXVII.  GOVERNING LAW

     This Plan shall be governed by the laws of the State of Florida and construed in accordance therewith.
Adopted effective as of this ________ day of September, 1999.

                           UTOPIA MARKETING, INC.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 28, 1999

Joseph Wascura and Vance Kistler, or either of them, each with full power of substitution, are hereby authorized to represent and vote as designated on the reverse side all of the shares of the undersigned at the Annual Meeting of Shareholders of Utopia Marketing, Inc. to be held on Tuesday, September 28, 1999, at 10:30 a.m. local time, at 312 Clematis Street, Suite 500, West Palm Beach, FL 33401, or at any adjournment or postponement of the Annual Meeting, with all powers that the undersigned would possess if personally present with respect to the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

Shares represented by this proxy will be voted as directed by the shareholder. If no directions are indicated, the proxies will have authority to vote FOR the Election of Directors and FOR Proposals 2 and 3.

                         (Continued on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3

                                                         Please mark
                                                         your votes as  [X]
                                                         indicated in
                                                         this example


1. FOR all nominees           WITHHOLD        Louise Edelman, Samuel Edelman,
   listed to the right        AUTHORITY       Stuart Kreisler, Bruce Oberfest,
   (except as marked       to vote for all    Joel Solomon, Robert Wildrick
   to the contrary)        nominees listed
                            to the right

       [  ]                     [  ]


2. To ratify the selection      3. To approve the          4. To transact such
   of Rachlin Cohen & Holtz        establishment of the       other business
   LLP as independent auditors     Utopia Marketing, Inc.     as may properly
   of the Company for its          Long-Term Incentive        come before the
   fiscal year ending              Plan.                      meeting or any
   January 1, 2000                                            adjournment or
                                                              postponement
                                                              thereof.

FOR   AGAINST    ABSTAIN        FOR   AGAINST   ABSTAIN
[ ]     [ ]        [ ]          [ ]     [ ]       [ ]



Signature____________________   Signature_________________  Date_____________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, trustee or guardian, please give full title as such.

-----------------------------------------------------------------------------
                           FOLD AND DETACH HERE